Exhibit K-9
           Market Share for Utilities in Illinois and Bordering States
                 (Companies Listed in Order of Customers Served)
-------------------------------------------------------------------------------

                                        [Vertical Bar Chart]

X-axis (bottom of chart):

         Unicom Corp.
         American Electric Power Co., Inc.
         Columbia Energy Group, Inc.
         Northern States Power Co.
         Cinergy Corp.
         Nicor, Inc.
         Ameren Corp.
         Alliant Energy Corp.
         MidAmerican Energy Holdings Co.
         UtiliCorp United, Inc.
         NIPSCO Industries, Inc.
         Southern Union Co.
         Wisconsin Energy Corp.
         Peoples Energy Corp.
         Illinova Corp.
         LG&E Energy Corp.
         WPS Resources Corp.
         Wicor, Inc.
         Atmos Energy Corp.
         Indiana Energy, Inc.
         KU Energy Corp.
         Kansas City Power & Light Co.
         IPALCO Enterprises, Inc.
         Cilcorp, Inc.
         Madison Gas & Electric Co.
         Everyone else


Y-axis (left side of chart): Market Share Percentages (listed in increments of 5 percent between and including 0 and 25 percent)

[Bar Chart lists market shares for utilities in Illinois and Bordering States in terms of assets, revenues and number of customers. The companies are listed in the order of customers served as provided below. Assets, revenues and customers are represented by green, violet and red bars, respectively.]


                    Market Share for Utilities in Illinois and Bordering States
                                    Companies sorted by Revenue

              Holding Company                    Revenue        Rank     Share of    Cumulative Share
                                             (millions of $)              Total
----------------------------------------------------------------------------------------------------
Unicom Corp.                                             7,176   1             14.7%          14.7%
American Electric Power Co., Inc.                        6,979   2             14.3%          29.1%
Cinergy Corp.                                            4,555   3              9.4%          38.4%
Ameren Corp.                                             3,139   4              6.4%          44.9%
Northern States Power Co.                                2,988   5              6.1%          51.0%
Columbia Energy Group, Inc.                              2,282   6              4.7%          55.7%
Alliant Energy Corp.                                     1,932   7              4.0%          59.6%
NIPSCO Industries, Inc.                                  1,789   8              3.7%          63.3%
Illinova Corp.                                           1,774   9              3.6%          66.9%
Nicor, Inc.                                              1,731   10             3.6%          70.5%
MidAmerican Energy Holdings Co.                          1,663   11             3.4%          73.9%
Wisconsin Energy Corp.                                   1,412   12             2.9%          76.8%
Peoples Energy Corp.                                     1,238   13             2.5%          79.4%
Kansas City Power & Light Co.                              896   14             1.8%          81.2%
Southern Union Co.                                         882   15             1.8%          83.0%
LG&E Energy Corp.                                          846   16             1.7%          84.7%
UtiliCorp United, Inc.                                     833   17             1.7%          86.4%
IPALCO Enterprises, Inc.                                   738   18             1.5%          88.0%
KU Energy Corp.                                            716   19             1.5%          89.4%
WPS Resources Corp.                                        690   20             1.4%          90.9%

Cilcorp, Inc.                                              557   21             1.1%          92.0%

Wicor, Inc.                                                537   22             1.1%          93.1%
Indiana Energy, Inc.                                       528   23             1.1%          94.2%
Minnesota Power, Inc.                                      505   24             1.0%          95.2%
Atmos Energy Corp.                                         502   25             1.0%          96.2%
Ohio Valley Electric Corp.                                 450   26             0.9%          97.2%
SIGCORP, Inc.                                              358   27             0.7%          97.9%
Madison Gas & Electric Co.                                 271   28             0.6%          98.5%
Electric Energy, Inc.                                      232   29             0.5%          98.9%
Empire District Electric Co.                               214   30             0.4%          99.4%
St. Joseph Light & Power Co.                                93   31             0.2%          99.6%
Wisconsin Fuel & Light Co.                                  51   32             0.1%          99.7%
Delta Natural Gas Co., Inc.                                 39   33             0.1%          99.8%
Consolidated Water Power Co.                                37   34             0.1%          99.8%
Mount Carmel Public Utility Co.                             15   35             0.0%          99.9%
Midwest Energy, Inc.                                        12   36             0.0%          99.9%
Northwestern Wisconsin Electric Co.                         10   37             0.0%          99.9%
Midwest Bottle Gas Co.                                       9   38             0.0%          99.9%
Illinois Gas Co.                                             9   39             0.0%          99.9%
Wisconsin River Power Co.                                    5   40             0.0%         100.0%
Consumers Gas Co.                                            5   41             0.0%         100.0%
Master Gas Service Co.                                       4   42             0.0%         100.0%
St. Croix Valley Natural Gas Co., Inc.                       4   43             0.0%         100.0%
Indiana Utilities Corp.                                      3   44             0.0%         100.0%
Natural Gas, Inc.                                            2   45             0.0%         100.0%
North Central Power Co., Inc.                                2   46             0.0%         100.0%
Pioneer Power & Light Co.                                    2   47             0.0%         100.0%
Fidelity Natural Gas, Inc.                                   1   48             0.0%         100.0%

Total                                                   48,714


                    Market Share for Utilities in Illinois and Bordering States
                                     Companies sorted by Assets

              Holding Company                      Assets         Rank     Share of    Cumulative Share
                                              (millions of $)               Total
-----------------------------------------------------------------------------------------------------
Unicom Corp.                                              26,322   1             19.8%         19.8%
American Electric Power Co., Inc.                         17,993   2             13.5%         33.3%
Ameren Corp.                                              10,893   3              8.2%         41.5%
Cinergy Corp.                                              9,690   4              7.3%         48.7%
Northern States Power Co.                                  7,474   5              5.6%         54.3%
Illinova Corp.                                             7,099   6              5.3%         59.7%
Alliant Energy Corp.                                       5,177   7              3.9%         63.6%
NIPSCO Industries, Inc.                                    5,141   8              3.9%         67.4%
Wisconsin Energy Corp.                                     4,969   9              3.7%         71.2%
MidAmerican Energy Holdings Co.                            4,645   10             3.5%         74.6%
Kansas City Power & Light Co.                              3,497   11             2.6%         77.3%
Nicor, Inc.                                                2,956   12             2.2%         79.5%
IPALCO Enterprises, Inc.                                   2,695   13             2.0%         81.5%
LG&E Energy Corp.                                          2,578   14             1.9%         83.5%
KU Energy Corp.                                            2,553   15             1.9%         85.4%
Columbia Energy Group, Inc.                                2,424   16             1.8%         87.2%
UtiliCorp United, Inc.                                     2,357   17             1.8%         89.0%
Peoples Energy Corp.                                       2,083   18             1.6%         90.5%
WPS Resources Corp.                                        1,640   19             1.2%         91.8%

Cilcorp, Inc.                                              1,570   20             1.2%         92.9%

Southern Union Co.                                         1,518   21             1.1%         94.1%
Minnesota Power, Inc.                                      1,245   22             0.9%         95.0%
SIGCORP, Inc.                                              1,184   23             0.9%         95.9%
Indiana Energy, Inc.                                         847   24             0.6%         96.5%
Empire District Electric Co.                                 791   25             0.6%         97.1%
Wicor, Inc.                                                  787   26             0.6%         97.7%
Ohio Valley Electric Corp.                                   686   27             0.5%         98.2%
Atmos Energy Corp.                                           684   28             0.5%         98.7%
Madison Gas & Electric Co.                                   654   29             0.5%         99.2%
Electric Energy, Inc.                                        348   30             0.3%         99.5%
St. Joseph Light & Power Co.                                 311   31             0.2%         99.7%
Delta Natural Gas Co., Inc.                                  106   32             0.1%         99.8%
Wisconsin Fuel & Light Co.                                    57   33             0.0%         99.9%
Consolidated Water Power Co.                                  37   34             0.0%         99.9%
Northwestern Wisconsin Electric Co.                           28   35             0.0%         99.9%
Mount Carmel Public Utility Co.                               26   36             0.0%         99.9%
Wisconsin River Power Co.                                     26   37             0.0%         99.9%
Midwest Bottle Gas Co.                                        15   38             0.0%        100.0%
Illinois Gas Co.                                              12   39             0.0%        100.0%
Midwest Energy, Inc.                                          10   40             0.0%        100.0%
North Central Power Co., Inc.                                  7   41             0.0%        100.0%
Consumers Gas Co.                                              6   42             0.0%        100.0%
Fidelity Natural Gas, Inc.                                     5   43             0.0%        100.0%
Master Gas Service Co.                                         5   44             0.0%        100.0%
Indiana Utilities Corp.                                        4   45             0.0%        100.0%
St. Croix Valley Natural Gas Co., Inc.                         4   46             0.0%        100.0%
Pioneer Power & Light Co.                                      3   47             0.0%        100.0%
Natural Gas, Inc.                                              2   48             0.0%        100.0%

Total                                                    133,162


                 Market Share for Utilities in Illinois and Bordering States
                           Companies sorted by Number of Customers

              Holding Company                 Customers    Rank     Share of    Cumulative Share
                                             (thousands)             Total
-----------------------------------------------------------------------------------------------
Unicom Corp.                                        3,420   1             11.5%          11.5%
American Electric Power Co., Inc.                   2,958   2              9.9%          21.4%
Columbia Energy Group, Inc.                         1,940   3              6.5%          27.9%
Northern States Power Co.                           1,917   4              6.4%          34.4%
Cinergy Corp.                                       1,853   5              6.2%          40.6%
Nicor, Inc.                                         1,848   6              6.2%          46.8%
Ameren Corp.                                        1,789   7              6.0%          52.8%
Alliant Energy Corp.                                1,271   8              4.3%          57.0%
MidAmerican Energy Holdings Co.                     1,256   9              4.2%          61.3%
UtiliCorp United, Inc.                              1,152   10             3.9%          65.1%
NIPSCO Industries, Inc.                             1,102   11             3.7%          68.8%
Southern Union Co.                                    988   12             3.3%          72.1%
Wisconsin Energy Corp.                                973   13             3.3%          75.4%
Peoples Energy Corp.                                  963   14             3.2%          78.6%
Illinova Corp.                                        953   15             3.2%          81.8%
LG&E Energy Corp.                                     636   16             2.1%          84.0%
WPS Resources Corp.                                   589   17             2.0%          85.9%
Wicor, Inc.                                           513   18             1.7%          87.7%
Atmos Energy Corp.                                    501   19             1.7%          89.3%
Indiana Energy, Inc.                                  477   20             1.6%          90.9%
KU Energy Corp.                                       464   21             1.6%          92.5%
Kansas City Power & Light Co.                         443   22             1.5%          94.0%
IPALCO Enterprises, Inc.                              417   23             1.4%          95.4%

Cilcorp, Inc.                                         395   24             1.3%          96.7%

Madison Gas & Electric Co.                            228   25             0.8%          97.5%
SIGCORP, Inc.                                         228   26             0.8%          98.2%
Minnesota Power, Inc.                                 148   27             0.5%          98.7%
Empire District Electric Co.                          141   28             0.5%          99.2%
St. Joseph Light & Power Co.                           68   29             0.2%          99.4%
Wisconsin Fuel & Light Co.                             48   30             0.2%          99.6%
Delta Natural Gas Co., Inc.                            37   31             0.1%          99.7%
Mount Carmel Public Utility Co.                        13   32             0.0%          99.8%
Midwest Energy, Inc.                                   12   33             0.0%          99.8%
Northwestern Wisconsin Electric Co.                    11   34             0.0%          99.8%
Illinois Gas Co.                                       10   35             0.0%          99.9%
Midwest Bottle Gas Co.                                 10   36             0.0%          99.9%
Consumers Gas Co.                                       6   37             0.0%          99.9%
St. Croix Valley Natural Gas Co., Inc.                  5   38             0.0%         100.0%
Master Gas Service Co.                                  4   39             0.0%         100.0%
North Central Power Co., Inc.                           4   40             0.0%         100.0%
Indiana Utilities Corp.                                 2   41             0.0%         100.0%
Natural Gas, Inc.                                       2   42             0.0%         100.0%
Pioneer Power & Light Co.                               2   43             0.0%         100.0%
Consolidated Water Power Co.                            1   44             0.0%         100.0%
Ohio Valley Electric Corp.                              0   45             0.0%         100.0%
Electric Energy, Inc.                                   0   46             0.0%         100.0%
Wisconsin River Power Co.                               0   47             0.0%         100.0%

Total                                              29,797